Exhibit 10.1

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SEVENTH AMENDMENT OF
THE LICENSE AND COLLABORATION AGREEMENT
This SEVENTH AMENDMENT OF THE LICENSE AND COLLABORATION AGREEMENT (this “Seventh Amendment”) is made and effective as of March 26, 2018 (the “Seventh Amendment Effective Date”) by and between Miragen Therapeutics, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at 6200 Lookout Rd., Boulder, CO 80301, USA (“Miragen”) on the first part, and Les Laboratoires Servier, a corporation organized and existing under the laws of France, having offices at 50 rue Carnot, 92284 Suresnes cedex France and Institut de Recherches Servier, a corporation organized and existing under the laws of France, having offices at 3 rue de la République, 92150 Suresnes, France (these two entities jointly referred to as “Servier”) on the second part. Servier and Miragen are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”
WHEREAS, Miragen and Servier are parties to that certain License and Collaboration Agreement, dated October 13, 2011 as amended by First Amendment dated May 13, 2013, Second Amendment dated May 13, 2014, Third Amendment dated May 28, 2015, Fourth Amendment dated September 22, 2016, Fifth Amendment dated May 2, 2017, and Sixth Amendment dated September 27, 2017 (the “Collaboration Agreement”), pursuant to which the Parties established a collaboration for the research, development and commercialization of products directed at miRNA targets for the treatment of cardiovascular diseases;
WHEREAS, the Parties wish to amend certain terms and condition of the Collaboration Agreement, all as set forth below.
NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Seventh Amendment, the Parties agree as follows:

1.	Unless otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in the Collaboration Agreement.

2.
The Parties have decided to amend and restate the current Development Plan (Exhibit D) following additional discussions. Therefore, the Parties hereby replace the prior Development Plan (Exhibit D of the Collaboration Agreement), as amended by the Fifth Amendment, with the amended and restated Development Plan and Budget as set forth in Schedule 1 hereto.

3.
The Parties acknowledge that the Development Plan Costs in the amended and restated Development Plan as set forth in Schedule 1 hereto [*] by [*] the Development Plan Costs originally expected to be incurred by Miragen included in the prior Development Plan set forth in Schedule 4 of the Fifth Amendment.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Therefore, the following section is hereby added to the end of Section 9.3(a) of the Collaboration Agreement:
“Notwithstanding the foregoing but subject to contingent reimbursement in accordance with Section 9.3(e), Miragen agrees to be responsible for a portion of the Development Plan Costs incurred by Miragen starting from the [*], under the amended and restated Development Plan (as set forth in Schedule 1 of the Seventh Amendment) during the [*] provided that:
(A) the portion of the Development Plan Cost that Miragen is responsible for [*] shall [*] as set forth in the Development Budget (summary) table in Schedule 1 of the Seventh Amendment;
(B) the Development Plan Costs (including the portion that Miragen is responsible for) for [*] may be carried to [*], but the portion of the Development Plan Costs for which Miragen is responsible [*] shall [*] as set forth in the Development Budget (summary) table in Schedule 1 of the Seventh Amendment, provided that the portion of the Development Plan Costs for which Miragen is responsible for [*] shall [*] (i) [*] during the period from the Seventh Amendment Effective Date until Continued Development Trigger Point No. 1 is achieved, and (ii) [*] after Continued Development Trigger Point No. 1 is achieved; and
(C) Miragen shall have no obligation to perform activities under the Development Plan or incur Development Plan Costs after the submission to Servier and the JRDC of data mentioned at Section 9.3(e)(1) of the completed [*] portion of the Phase 1 Clinical Trial included in the amended and restated Development Plan (as set forth in Schedule 1 of the Seventh Amendment), unless Continued Development Trigger Point No. 1 is achieved and Servier pays the contingent Development Plan Costs reimbursement payments set forth in Section 9.3(e)(i).
During the [*], Miragen will invoice Servier for the Development Plan Costs incurred [*], less the amount that Miragen is responsible for (as set forth in the Development Budget (summary) table in Schedule 1 of the Seventh Amendment), to the extent that the maximum aggregate Development Plan Costs Miragen may invoice to Servier during the [*] (as set forth in Schedule 1 of the Seventh Amendment) does not exceed [*] (the “Pre-Phase 2 Costs”). For clarity, Servier shall have no obligation to pay Miragen any amount incurred or invoiced in excess of the Pre-Phase 2 Costs. For further clarity, Miragen shall have no obligation to incur costs that would otherwise be billable to Servier under the Development Plan that exceeds the Pre-Phase 2 Costs.
The Parties acknowledge and agree that the timeline for Phase 1 Clinical Trial set forth in Schedule 1 of the Seventh Amendment is their best estimate and if the Development work set forth therein is delayed, then the Development Plan Costs (including the portion that Miragen is responsible for) shall not change without both Parties’ approval

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

but may be carried forward until completion of such Development Plan work upon approval by the JRDC.”

4.	The following Section 9.4(e) is hereby added to the Collaboration Agreement:
“9.3(e) Contingent Development Plan Costs Reimbursement Payments:
(i) If the JSC validates that the outcome from the [*] portion of the Phase 1 Clinical Trial included in the amended and restated Development Plan (as set forth in Schedule 1 of the Seventh Amendment) has met its primary end point (“Continued Development Trigger Point No. 1”), then Servier shall pay to Miragen [*] within [*] after such determination to reimburse the Development Plan Cost incurred by Miragen under Section 9.3(a)The Parties have agreed in principle that this portion of the Phase 1 Clinical Trial will be deemed to have met its primary endpoint if MRG-110 is [*] in the [*] portion of the Phase 1 Clinical Trial. The JRDC will make such determination within [*] following the receipt of [*] from the [*] portion of the Phase 1 Clinical Trial.
(ii) If the JSC validates that the Development of a Licensed Product directed to microRNA-92 will proceed into a Phase 2 Clinical Trial (“Continued Development Trigger Point No.2”), then Servier shall pay to Miragen [*] within [*] after such determination to reimburse the Development Plan Cost incurred by Miragen under Section 9.3(a).” based on [*].

5.
This Seventh Amendment amends the terms of the Collaboration Agreement only to the extent provided above, and the Collaboration Agreement, as so amended and including all of its other terms and provisions that are not amended, remains in full force and effect and supersedes, as of the Seventh Amendment Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matters of the Collaboration Agreement covered in this Seventh Amendment. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth in the Collaboration Agreement (as further amended by this Seventh Amendment).

6.	This Seventh Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

{Signature page follows}

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Seventh Amendment to be executed by their duly authorized representatives as of the Seventh Amendment Effective Date.

Miragen Therapeutics, Inc.            Les Laboratoires Servier

By:    /s/ William S. Marshall__        By:    /s/ Eric Falcand______

Name:    William S. MARSHALL        Name:    Eric FALCAND

Title:    President and CEO        Title:    Proxy

Institut de Recherches Servier

By:    /s/ Emmanuel Canet____

Name:    Emmanuel CANET
Title:    President Research and Development

[SIGNATURE PAGE OF THE SEVENTH AMENDMENT OF THE LICENSE AND COLLABORATION AGREEMENT BY AND BETWEEN MIRAGEN THERAPEUTICS, INC. AND LES LABORATOIRES SERVIER]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1
Exhibit D: Development Plan
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.